Exhibit 99.1

Telos Corporation Announces Positive Preliminary Financial Results

Company Updates Timing of Earnings Release and Conference Call

Ashburn, Va. – March 1, 2021 – Telos® Corporation (NASDAQ: TLS), a leading provider of cyber, cloud and enterprise security solutions for the world’s most security conscious organizations, announced today preliminary, unaudited financial results for the fourth quarter and fiscal year 2020.

Telos expects fourth quarter total revenue of approximately $44.7 million and approximately $15.8 million of gross profit.  For the full year, Telos expects revenue to increase to approximately $179.7 million and gross profit to increase to approximately $62.2 million from the prior year.

Further, Telos has elected to align the timing of its full earnings release and concurrent conference call with the release of its Annual Report on Form 10-K, expected to be filed on or before the due date of March 31, 2021. This rescheduling is related to neither Telos’ operations nor current or expected future performance.

Telos continues to execute in accordance with its expectations and will provide 2021 guidance in conjunction with its release of the full fourth quarter and full year 2020 financial results.

The preliminary financial data above remains subject to audit, review or other procedures by the company’s independent registered public accounting firm. As a result, audited results may differ from the preliminary results shown above and will be available when the company reports its fourth quarter and full year 2020 results which will be no later than March 31, 2021.

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to Telos’ beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon, as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of or at the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. Telos undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

About Telos Corporation
Telos Corporation empowers and protects the world’s most security-conscious organizations with solutions for continuous security assurance of individuals, systems, and information. Telos’ offerings include cybersecurity solutions for IT risk management and information security; cloud security solutions to protect cloud-based assets and enable continuous compliance with industry and government security standards; and enterprise security solutions for identity and access management, secure mobility, organizational messaging, and network management and defense. The company serves military, intelligence and civilian agencies of the federal government, allied nations and commercial organizations around the world.

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Investors:
Brinlea Johnson
The Blueshirt Group
Email: brinlea@blueshirtgroup.com
Phone: (415) 269-2645

Media:
Mia Wilcox
Merritt Group on behalf of Telos Corporation
Email: wilcox@merrittgrp.com
Phone: (610) 564-6773